                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which FIRST SUNAMERICA LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

--------------------------------------------------------------------------------
REGISTRANT NAME                            FILE NO.
--------------------------------------------------------------------------------
FS Variable Separate Account               033-85014 / 811-08810
                                           333-101487 / 811-08810
                                           333-45946 / 811-08810
                                           333-102137 / 811-08810
--------------------------------------------------------------------------------
FS Variable Annuity Account Two            033-81470 / 811-08624
--------------------------------------------------------------------------------
FS Variable Annuity Account Five           333-118218 / 811-08369
                                           333-116026 / 811-08369
--------------------------------------------------------------------------------
FS Variable Annuity Account Nine           333-118221 / 811-21230
                                           333-118225 / 811-21230
--------------------------------------------------------------------------------

/S/ MERTON BERNARD AIDINOFF                      Director                  October 27, 2005
-----------------------------------
MERTON BERNARD AIDINOFF

/S/ STEVEN JAY BENSINGER                         Director                  October 27, 2005
-----------------------------------
STEVEN JAY BENSINGER

/S/ JOHN QUINLAN DOYLE                    Director and President           October 27, 2005
-----------------------------------
JOHN QUINLAN DOYLE

/S/ JEFFREY L. HAYMAN                            Director                  October 27, 2005
-----------------------------------
JEFFREY L. HAYMAN

/S/ DAVID LAWRENCE HERZOG                        Director                  October 27, 2005
-----------------------------------
DAVID LAWRENCE HERZOG

/S/ ROBERT EDWARD LEWIS                          Director                  October 27, 2005
-----------------------------------
ROBERT EDWARD LEWIS

/S/ KRISTIAN PHILIP MOOR                   Director and Chairman           October 27, 2005
-----------------------------------
KRISTIAN PHILIP MOOR

/S/ WIN JAY NEUGER                               Director                  October 27, 2005
-----------------------------------
WIN JAY NEUGER

/S/ ERNEST THEODORE PATRIKIS                     Director                  October 27, 2005
-----------------------------------
ERNEST THEODORE PATRIKIS

/S/ ROBERT MICHAEL SANDLER                       Director                  October 27, 2005
-----------------------------------
ROBERT MICHAEL SANDLER

/S/ ROBERT S. SCHIMEK                      Director, Senior Vice           October 27, 2005
-----------------------------------       President and Treasurer
ROBERT S. SCHIMEK

/S/ NICHOLAS SHAW TYLER                          Director                  October 27, 2005
-----------------------------------
NICHOLAS SHAW TYLER

/S/ NICHOLAS CHARLES WALSH                       Director                  October 27, 2005
-----------------------------------
NICHOLAS CHARLES WALSH